GENERAL	12 Months Ended
Dec. 31, 2015
GENERAL [Abstract]
GENERAL

NOTE 1:-   GENERAL

a.Syneron Medical Ltd. (the "Company") commenced its operations in July 2000. The Company and its subsidiaries (together Group) are principally engaged in manufacture, research, development, marketing and sales worldwide, directly to end-users and also to distributors of advanced equipment for the aesthetic medical industry and systems for dermatologists, plastic surgeons and other qualified practitioners (the professional market).

             The Company has wholly-owned subsidiaries in Israel, the United States, France, Germany, Spain, the United Kingdom, Swiss, Japan, Korea, Canada, Australia, Italy, Hong Kong and China. The majority Company's subsidiaries are engaged primarily in sales, marketing and support activities of its core products.

The Company generates revenues from sales of systems and from provision of services, extended warranty and consumables.

On December 9, 2013, the Company sold Syneron Beauty Ltd. and related home-use businesses (Tanda Health and Beauty Inc. and Fluorinex Active Ltd.) (until that date, a fully owned subsidiary) to Iluminage Beauty Ltd. (Iluminage Beauty) in consideration of 49% of Iluminage Beauty shares (see note 1b3 for further details). As a result of the joint venture with Unilever Ventures creating Iluminage Beauty, starting January 1, 2014 , the Company manages its business on a basis of one reportable segment (see note 20 for further details).

b.Acquisitions and disposals:

1.New Star Lasers, Inc., which conducts business as CoolTouch, Inc. ("Cooltouch"):

On March 5, 2014 ("the Closing Date"), the Company acquired 100% outstanding shares of Cooltouch, an aesthetic technology company based in California. The consideration to acquire Cooltouch was $10,969 in cash and additional contingent consideration of up to $4,000, based on certain milestones to be achieved by the end of 2015.

 Cooltouch is a U.S. based developer and manufacturer of laser products for medical professionals. Cooltouch products focus on endovascular treatment of varicose veins and minimally-invasive laser assisted lipolysis. The results of operations of Cooltouch have been included in the Company's consolidated financial statements as of the Closing Date. The derived goodwill from this acquisition is attributable to additional capabilities of the Group to expand its products portfolio, including products with a consumable revenue component, broaden the Company's customer base, and the ability to enter into significant new markets.

The acquisition has been accounted in accordance with ASC No. 805, "Business Combinations" ("ASC 805"). Under the acquisition method of accounting, the total purchase price is allocated to the net tangible and intangible assets of Cooltouch acquired in the acquisition, based on their fair values on the Closing Date.

          The acquisition date fair value of the consideration transferred totaled to $ 11,069 which consisted of the following:

Fair value
Purchase price:
Cash	$10,969
Contingent consideration (1)	100

$11,069

(1)	The contingent consideration arrangement requires the Company to pay to Cooltouch's former shareholders up to $ 2,000, for each of the periods in 2014 and 2015, subject to reaching certain net revenue milestones for the nine month period ended December 31, 2014 and the twelve month period ended December 31, 2015. The fair value of the contingent consideration arrangement on the acquisition date was $100. The Company estimated the fair value of the contingent consideration using a probability weighted discounted cash flow model with a discount rate of 16% and based on various probabilities for Cooltouch to meet the net revenue entitling for such contingent consideration. On December 31, 2015 and December 31, 2014, the net revenue milestone for the payments of the $2,000, per each year, was not achieved and no payments to Cooltouch's shareholders were due. The change in fair value of the contingent consideration liability was recognized as earnings and was recorded as other income in the consolidated statements of operations in the amount of $100.

The following table summarizes the estimated fair values of the assets acquired and liabilities assumed at the acquisition date:

Assets (liabilities) acquired:
Cash	$279
Current assets	1,875
Property and equipment	34
Other	69
Core technology (1)	2,400
Customer relationship (2)	4,150
Trade name (3)	630

Total identifiable assets acquired	9,437

Current liabilities	(1,831)
Deferred tax liability, net	(1,916)
Other liabilities	(58)

Total liabilities assumed	(3,805)

Net identifiable assets assumed	5,632
Goodwill (4)	5,437

Net assets acquired	$11,069

(1)
Core technologies represent a combination of Cooltouch processes and trade secrets related to the design and development of its products. Management believes that this proprietary know-how can be leveraged to develop new technology and improve the Company products and is amortized using the straight line method over six years.

(2)
Customer relationships represent the underlying relationships and agreements with Cooltouch's installed customer base and are amortized using the method that will reflect the useful lives of such assets, which are estimated over six years.

(3)	The trade name will be amortized using a method that will reflect the useful lives of such assets, which are estimated at six years.

(4)	The goodwill is primarily attributable to expected synergies resulting from the acquisition.

2.Orscan:

        On November 20, 2014 the Company entered into an asset purchase agreement with ORSCAN Technologies Ltd. ("Orscan"). According to the agreement the Company acquired substantially all of the assets of Orscan, including its patent portfolio, for approximately $750.

The Company has accounted for the assets purchased in accordance with ASC 350, "Intangibles - Goodwill and other" ("ASC 350").

3.Syneron Beauty Ltd.:

On November 11, 2013, Syneron and Unilever Ventures signed a definitive agreement to form a joint venture in home beauty devices: "Iluminage Beauty". Pursuant to the agreement, which closed on December 9, 2013, Syneron sold and transferred its Syneron Beauty subsidiary and related home-use businesses (Tanda Health and Beauty Inc and Fluorinex Active Ltd.) to Iluminage Beauty. At the same time, Unilever Ventures, the venture capital and private equity arm of Unilever, undertook to invest $25 million in Iluminage Beauty, and Unilever sold and transferred its luxury beauty subsidiary Iluminage to the joint venture. Unilever Ventures holds 51% of Iluminage Beauty shares (representing 100% of Iluminage Beauty preferred shares), and Syneron Medical retains the remaining 49% (representing 100% of Iluminage Beauty common shares). The Company determined at the formation of Iluminage Beauty and at the end of the reporting period, that Iluminage Beauty is neither a variable interest entity nor the primary beneficiary and it is not required to consolidate Iluminage Beauty under the voting models.

On December 9, 2013, based on the fair value method, the Company recorded an investment in Iluminage Beauty of $24,720, which represented the fair value of Iluminage Beauty's common stock held by the Company on the deconsolidation date. The fair value of the investment in Iluminage Beauty as of December 31, 2015 and 2014 is $19,800 and $20,130 respectively. Refer also to Note 4.

4.Syneron China:

In November 2008, the Company entered into a joint venture (JV) agreement with Beijing Art Fact MediTech (BAFM) for the formation of Syneron China. As of December 31, 2011 the Company held 51% of the JV for a total investment of $510. Through this JV, Syneron sells directly to medical and aesthetic professionals in China including doctors, hospitals, medi-spas and cosmetic chains. Syneron China also provides training and after-sales service and support. The Company consolidated the JV's results and recorded the non-controlling interests in accordance with the provisions of ASC 810, "Consolidation" (ASC 810).

In August 2012, the Company entered into a share transfer agreement with BAFM to acquire its equity interest (45%) in the JV for a total amount of $2,200. Consummation of the transaction was subject to certain closing conditions, including the approval of certain governmental authorities. At the closing, the Company deposited an amount of $1,760 in escrow. Amount deposited in escrow was recorded as part of other accounts receivable and shall be released upon all closing conditions met. In February 2013, the Ministry of Commerce of the People's Republic of China approved this transaction. During 2013, the Company entered into an agreement to acquire the remaining equity interest (4%) in the JV for a total amount of $156.

Approvals of local authorities were received during 2013. Syneron currently holds 100% of Syneron China outstanding shares.

5.Rakuto Bio Technologies Ltd. (RBT):

RBT is an Israeli company engaged in the development of new skin brightening treatments. RBT products are distributed through Syneron and Syneron's subsidiaries.

During the years 2007-2011, the Company invested an aggregate amount of $4,275 for consideration of 49.52% of RBT's fully diluted share capital.

On May 30, 2012, the Company entered into an agreement with RBT's shareholders pursuant to which the Company acquired all the remaining shares of RBT for: (i) an initial purchase price of $5,000, (ii) an additional $5,000 to be paid on May 30, 2013, (iii) certain milestone payments in the aggregate amount equal to $15,240 ("the contingent consideration"), (iv) the repayment of certain loan amounts provided by RBT to certain of its shareholders, and (v) the payment of 2.019% of annual net sales generated by RBT intellectual properties for an unlimited period.

The Company records the contingent consideration at fair value. Refer to Notes 2k and Note 4.

c.         Impairment of goodwill and intangibles related to CoolTouch

Upon the agreement termination with CoolTouch OEM customer, as well as other elements that were reflected in the reduction of CoolTouch's revenues and operating results in 2015 compared to the forecasted projection were considered by the Company's management as indicators of potential impairment of CoolTouch's intangible assets and goodwill. These indicators led the Company to evaluate the value of CoolTouch's tangible and intangible assets based on the future undiscounted cash flows expected to be generated by the assets in accordance with ASC 360 "Property, Plant and Equipment" (ASC360). The above also resulted in goodwill impairments in accordance with ASC 350 "Intangibles - Goodwill and Others" (ASC350) as detailed below. The projected undiscounted cash flows indicated that the carrying amount of the customer relationship assets deemed to be impaired. In order to assess the amount of the impairment, the Company estimated the fair value of the customer relationship using the discounted cash flow method and as a result the Company recorded an impairment loss of $ 3,113.

In addition, in accordance with ASC 350, the Company performed a goodwill impairment test and recorded goodwill impairment loss of $ 2,500 attributed to CoolTouch reporting unit.

The material assumptions used for the income approach for 2015 were seven (7) years of projected cash flows, a long-term growth rate of 3% and a discount rate of 18%.